SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Deutsche CROCI® U.S. VIP
The following information replaces similar existing disclosure contained in the “PAST PERFORMANCE” section of the summary section and the “Financial Highlights” section of the fund’s prospectuses:
Prior to May 1, 2017, the fund operated with a different investment strategy. Prior to October 3, 2016, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current strategy described above had been in effect.
Please Retain This Supplement for Future Reference
September 7, 2017
PROSTKR-957